UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

INVESCO EXCHANGE FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Voting Information

August 26, 2015 at 11:00 a.m. Eastern Daylight Time Shareholder/Managing General Partners Meeting

Proxy statements were mailed on or about July 16, 2015 to shareholders of record as of the close of business on June 30, 2015 for the funds listed below. The purpose of the proxy statement is to approve the election of certain trustees to the Board of Trustees for the Funds listed below. In addition, the Invesco Bond Fund, Invesco Municipal Income Opportunities Trust and Invesco Quality Municipal Income Trust shareholders are requested to vote on the elimination of the fundamental restriction prohibiting the investment in investment companies. The proxy statement contains disclosure information about the proposal(s) for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal(s), and annual report by clicking on the fund name listed below.

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

The Invesco Exchange Fund Annual Meeting of Partners to approve the election of thirteen Managing General Partners, vote on the selection of the PricewaterhouseCoopers LLP as independent registered public accounting firm for the Fund, approve an Agreement and Plan of Redomestication, and to eliminate the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust. The proxy statement contains disclosure information about the proposals for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposals, and annual report by clicking on the fund name listed below.

Invesco Exchange Fund

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may vote your shares at www.proxy-direct.com. Additionally, if your shares are held through a broker, you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

		By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	Please notify Invesco at 1.800.952.3502 if you plan to attend one of the shareholder meetings.

If you have any questions...

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.341.2929, option 2 any business day between 7:30 a.m. and 4:30 p.m. CT. If you have questions specific to the Invesco Exchange Fund please call Invesco toll-free at 1.800.959.4246.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

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Proxy Information by Fund

August 26, 2015 at 11:00 a.m. Eastern Daylight Time Shareholder Meeting

Invesco Advantage Municipal Income Trust II

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco California Value Municipal Income Trust

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Dynamic Credit Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco High Income Trust II

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Municipal Income Opportunities Trust

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Municipal Opportunity Trust

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Municipal Trust

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Pennsylvania Value Municipal Income Trust

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Quality Municipal Income Trust

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Senior Income Trust

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Trust for Investment Grade Municipals

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Trust for Investment Grade New York Municipals

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Value Municipal Income Trust

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Exchange Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

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QUESTIONS & ANSWERS FOR:

Invesco Advantage Municipal Income Trust II

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Advantage Municipal Income Trust II to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Advantage Municipal Income Trust II to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Bond Fund

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Bond Fund to be voted on by the holders of Common Shares.

•	To eliminate the fundamental restriction prohibiting investments in investment companies, as reflected in the Fund’s registration statement.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees and FOR the elimination of the fundamental investment restriction.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco California Value Municipal Income Trust

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco California Value Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco California Value Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Dynamic Credit Opportunities Fund

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Dynamic Credit Opportunities Fund to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Dynamic Credit Opportunities Fund to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco High Income Trust II

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco High Income Trust II to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Municipal Income Opportunities Trust

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Municipal Income Opportunities Trust to be voted on by the holders of Common Shares.

•	To eliminate the fundamental restriction prohibiting investments in investment companies, as reflected in the Fund’s registration statement.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees and FOR the elimination of the fundamental investment restriction.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Municipal Opportunity Trust

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Municipal Opportunity Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Municipal Opportunity Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Municipal Trust

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Municipal Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Municipal Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Pennsylvania Value Municipal Income Trust

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Pennsylvania Value Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Pennsylvania Value Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Quality Municipal Income Trust

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Quality Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Quality Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

•	To eliminate the fundamental restriction prohibiting investments in investment companies, as reflected in the Fund’s registration statement.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees and FOR the elimination of the fundamental investment restriction.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Senior Income Trust

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Senior Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Senior Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Trust for Investment Grade Municipals

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Trust for Investment Grade Municipals to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Trust for Investment Grade Municipals to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Trust for Investment Grade New York Municipals

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Trust for Investment Grade New York Municipals to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Trust for Investment Grade New York Municipals to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Value Municipal Income Trust

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect James T. Bunch, Bruce L. Crockett, Rodney F. Dammayer, Jack M. Fields and Martin L. Flanagan as trustees of Invesco Value Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect David C. Arch as independent trustee of Invesco Value Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

Invesco Exchange Fund

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect thirteen Managing General Partners, each to serve until the next annual meeting of partners or until a successor is elected and qualified.

•	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund.

•	To approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust as reflected in the Fund’s Statement of Additional Information and Partnership Agreement.

•	To eliminate the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement and FOR all proposals.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 26, 2015 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

Fund

Invesco Advantage Municipal Income Trust II

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Proposals		Mark All >	For	Withhold

1a.01	Election of Trustee James T. Bunch.		O For O Withhold
1a.02	Election of Trustee Bruce L. Crockett.		O For O Withhold
1a.03	Election of Trustee Rodney F. Dammeyer.		O For O Withhold
1a.04	Election of Trustee Jack M. Fields.		O For O Withhold
1a.05	Election of Trustee Martin L. Flanagan.		O For O Withhold

If you have questions regarding the voting process, please call	Cancel Vote & Exit	Submit Vote
877-456-7881

Fund

Invesco Advantage Municipal Income Trust II

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Proposals		Mark All >	For	Withhold

1a.01	Election of Trustee James T. Bunch.		O For O Withhold
1a.02	Election of Trustee Bruce L. Crockett.		O For O Withhold
1a.03	Election of Trustee Rodney F. Dammeyer.		O For O Withhold
1a.04	Election of Trustee Jack M. Fields.		O For O Withhold
1a.05	Election of Trustee Martin L. Flanagan.		O For O Withhold
1b.01	Election of Trustee David C. Arch.		O For O Withhold

If you have questions regarding the voting process, please call	Cancel Vote & Exit	Submit Vote
877-456-7881

Fund

Invesco Bond Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Proposals	Mark All >	For	Against	Abstain

1c.01 Election of Trustee James T. Bunch.		O For O Withhold
1c.02 Election of Trustee Bruce L. Crockett.		O For O Withhold
1c.03 Election of Trustee Rodney F. Dammeyer.		O For O Withhold
1c.04 Election of Trustee Jack M. Fields.		O For O Withhold
1c.05 Election of Trustee Martin L. Flanagan.		O For O Withhold
2 To eliminate the fundamental restriction prohibiting investments in investment companies, as reflected in the registration statement.- The Board recommends a vote “FOR” the proposal.		O For O Against O Abstain

If you have questions regarding the voting process, please call 877-456-7881	Cancel Vote & Exit	Submit Vote

Fund

Invesco Exchange Fund

Proposals	Mark All >	For	Against	Abstain

1.01 To elect David C. Arch as Managing General Partner		O For O Withhold
1.02 To elect James T. Bunch as Managing General Partner		O For O Withhold
1.03 To elect Bruce L. Crockett as Managing General Partner		O For O Withhold
1.04 To elect Rodney F. Dammeyer as Managing General Partner		O For O Withhold
1.05 To elect Albert R. Dowden as Managing General Partner		O For O Withhold
1.06 To elect Jack M. Fields as Managing General Partner		O For O Withhold
1.07 To elect Martin L. Flanagan as Managing General Partner		O For O Withhold
1.08 To elect Dr. Prema Mathai-Davis as Managing General Partner		O For O Withhold
1.09 To elect Dr. Larry Soll as Managing General Partner		O For O Withhold
1.10 To elect Hugo F. Sonnenschein as Managing General Partner		O For O Withhold
1.11 To elect Raymond Stickel, Jr. as Managing General Partner		O For O Withhold
1.12 To elect Philip A. Taylor as Managing General Partner		O For O Withhold
1.13 To elect Suzanne H. Woolsey as Managing General Partner		O For O Withhold
2 To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund. – The Board recommends a vote “FOR” the proposal.		O For O Against O Abstain
3 To approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust. – The Board recommends a vote “FOR” the proposal.		O For O Against O Abstain

4      To eliminate the fundamental restriction prohibiting the purchase of securities issued by any other investment  company or investment trust, as reflected in the Fund’s Statement of Additional Information and Partnership  Agreement. – The Board recommends a vote “FOR” the proposal.

O For O Against O Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Thank you for calling Invesco.

If you have questions regarding the Annual Meeting of Shareholders/Partners taking place on August 26, 2015 Press 1.

If you plan to attend the Shareholder Meeting taking place on August 26, 2015, Press 2.

OPTION 1	You are now being routed to the client services phone queue. [Internal note they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders of the Invesco Closed-End Funds and Annual Meeting of Partners for Invesco Exchange Fund which are currently scheduled for 11:00 a.m. Eastern Daylight Time on August 26, 2015.

Please press 1 then state your full name and the number of persons that will be attending the meeting.